UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  _________________________________________________________________
FORM 8-K
 _________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2023
_________________________________________________________________
Axonics, Inc.
(Exact name of registrant as specified in its charter)
_________________________________________________________________

Delaware	001-38721	45-4744083
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
26 Technology Drive
Irvine, California 92618
(Address of principal executive offices) (Zip Code)
(949) 396-6322
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
  _________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.0001 per share	AXNX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously reported by Axonics, Inc. (the “Company”) in the current report on Form 8-K filed on August 21, 2023, Dan L. Dearen, President and Chief Financial Officer (Principal Financial and Accounting Officer) of the Company, will retire from the Company effective October 2, 2023 and the Company has appointed Kari Keese to serve as Chief Financial Officer (Principal Financial and Accounting Officer) of the Company effective upon Mr. Dearen’s exit.

In connection with her appointment as the Company’s Chief Financial Officer, the Company entered into an Executive Employment Agreement with Ms. Keese on October 2, 2023. The Company also entered into an Executive Employee Agreement with Raymond W. Cohen on October 2, 2023, to replace the existing employment agreement with Mr. Cohen. A summary description of each Executive Employment Agreement is set forth below.

Kari Keese

The Company entered into an Executive Employment Agreement (the “Keese Agreement”) with Ms. Keese under which Ms. Keese serves as its Chief Financial Officer. The Keese Agreement provides that Ms. Keese’s term as the Company’s Chief Financial Officer will run until October 2, 2028, setting forth her initial base salary of $425,000, which will be reviewed on an annual basis, further providing eligibility for an annual cash bonus of up to 35% of Ms. Keese’s base salary for 2023 and, thereafter, 50% of Ms. Keese’s base salary for the calendar year for which a bonus is being paid. Additionally, the Keese Agreement sets forth her eligibility to receive such medical coverage and other benefits available to the Company’s senior executives. Ms. Keese or the Company may terminate the Keese Agreement at any time. If Ms. Keese’s employment terminates prior to October 2, 2028 by reason of death or disability, Ms. Keese or her estate will receive severance equal to 12 months of base salary plus a cash payment equal to the pro-rated bonus for the current year (if termination happens outside of the first quarter of the present year), conditioned upon her or her agent’s execution of a waiver and release agreement, and, any unvested equity award shall immediately vest but otherwise be subject to the terms of such applicable equity award agreements. If we terminate Ms. Keese’s employment prior to October 2, 2028 without cause, or if she terminates her employment for good reason (both as defined in the Keese Agreement), Ms. Keese will be eligible to receive severance equal to 12 months of her then current base salary plus a cash payment equal to a pro-rated bonus for the current year (if termination happens outside of the first quarter of the present year) plus the cash equivalent for 24 months of COBRA premiums for the Company’s group health plan, and, any unvested equity award shall immediately vest but otherwise be subject to the terms of such applicable equity award agreements, all of which is conditioned upon her or her agent’s execution of a waiver and release agreement. If Ms. Keese’s employment is terminated prior to October 2, 2028 due to a change in control, she will be eligible to receive severance equal to 12 months of her then current base salary plus a cash payment equal to the prior year’s bonus plus a pro-rated bonus for the current year plus the cash equivalent for 24 months of COBRA premiums for the Company’s group health plan, and, any unvested equity award shall immediately vest but otherwise be subject to the terms of such applicable equity award agreements, all of which is conditioned upon her agent’s execution of a waiver and release agreement.

Additionally, in connection with Ms. Keese’s appointment as Chief Financial Officer, the Board approved a grant of 25,000 restricted shares of the Company’s common stock, subject to the terms and conditions of the Company’s 2018 Omnibus Incentive Plan.

Raymond W. Cohen

The Company entered into an Executive Employment Agreement (the “Cohen Agreement”) with Mr. Cohen under which Mr. Cohen serves as its Chief Executive Officer. The Cohen Agreement replaces the existing employment agreement with Mr. Cohen, which expires by its terms on July 1, 2024. The Cohen Agreement provides that Mr. Cohen’s term as the Company’s Chief Executive Officer will run until October 2, 2025, setting forth his initial base salary of $800,000, which will be reviewed on an annual basis, further providing eligibility for an annual cash bonus of up to 100% of Mr. Cohen’s base salary for the calendar year for which a bonus is being paid. Additionally, the Cohen Agreement sets forth his eligibility to receive such medical coverage and other benefits available to the Company’s senior executives. Mr. Cohen or the Company may terminate the Cohen Agreement at any time. If Mr. Cohen’s employment terminates prior to October 2, 2025 by reason of death or disability, Mr. Cohen or his estate will receive severance equal to 12 months of base salary plus a cash payment equal to a pro-rated bonus for the current year (if termination happens outside of the first quarter of the present year), conditioned upon his or his agent’s execution of a waiver and release agreement, and, any unvested equity award shall immediately vest but otherwise be subject to the terms of such applicable equity award agreements. If the Company terminates Mr. Cohen’s employment prior to October 2, 2025 without cause, or if he terminates his employment for good reason (both as defined in the Cohen Agreement), Mr. Cohen will be eligible to receive severance equal to 18 months of his then current base salary plus a cash payment equal to the prior year’s bonus plus a pro-rated bonus for the current year (if termination happens outside of the first quarter of the present year) plus the cash equivalent for 24 months of COBRA premiums for the Company’s group health plan, and, any unvested equity award shall immediately vest but otherwise be subject to the terms of such applicable equity award agreements, all of which is conditioned upon his or his agent’s execution of a waiver and release agreement. If Mr. Cohen’s employment is terminated prior to October 2, 2025 due to a change in control, he will be eligible to receive severance equal to 30 months of his then current base salary plus a cash payment equal to the prior year’s bonus plus a pro-rated bonus for the current year (if termination happens outside of the first quarter of the present year) plus the cash equivalent for 36 months of COBRA premiums for the Company’s group health plan, and, any unvested equity award shall immediately vest but otherwise be subject to the terms of such applicable equity award agreements, all of which is conditioned upon his agent’s execution of a waiver and release agreement.

The foregoing summaries of the Executive Employment Agreements are not complete and are qualified in their entirety by reference to the full text of those agreements, which are filed as exhibits hereto.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Executive Employment Agreement, dated October 2, 2023, by and between the Company and Kari Keese.
10.2	Executive Employment Agreement, dated October 2, 2023, by and between the Company and Raymond W. Cohen.
104	Cover Page Interactive Date File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXONICS, INC.

Date: October 4, 2023	By:	/s/ Raymond W. Cohen
Raymond W. Cohen
Chief Executive Officer